Colbert ♦ Johnston llp
Attorneys and Counselors at Law

December 21, 2007

Mr. Mark P. Shuman
Branch Chief - Legal
Securities and Exchange Commission
Washington, D.C.  20549

Re:	Cistera Networks, Inc.
Amendment No. 5 to Registration Statement on Form SB-2 (No. 333-127800)

Mr. Shuman:

Cistera Networks, Inc., a Nevada corporation (the "Company"), has filed today the above referenced amendment to its Registration Statement to reflect an increase in the number of shares of the Company’s common stock issuable upon conversion of convertible promissory notes held by certain of the selling stockholders listed under the Selling Stockholder table.  The increased number of shares are attributable to additional accrued interest and penalties under the convertible notes issued by the Company in its 2007 private placement of convertible notes and warrants described in the Registration Statement under “MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION - Liquidity and Capital Resources” and in Part II under “Recent Sales of Unregistered Securities.”

These additional shares are not being registered for resale under this Registration Statement, but are included to bring share ownership current in the Selling Stockholder’s table.

If any member of the staff has any questions concerning the Amendment, he or she should contact Robert J. Johnston at (972) 724-3338.

Very truly yours,

/s/  Robert J. Johnston

Robert J. Johnston

6021 Morriss Road, Suite 101, Flower Mound, Texas 75028
Phone: (972) 724-3338 • Fax: (972) 724-1922